SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 24, 2002


                                EQUITY ONE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MARYLAND
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                 (State or Other Jurisdiction of Incorporation)


           001-13499                                 52-1794271
   ------------------------               ---------------------------------
   (Commission File Number)               (IRS Employer Identification No.)


         1696 NE MIAMI GARDENS DRIVE, NORTH MIAMI BEACH, FL     33179
         ---------------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)


                                 (305) 947-1664
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish a Press Release and Supplemental Information Package related to the Company's earnings for the period ended June 30, 2002. Copies of these documents are furnished with this Form 8-K as Exhibits
99.1 and 99.2 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        99.1     Supplemental Information Package for the period ending June 30,
                 2002.

        99.2 Press Release of Equity One, Inc. dated and issued July 24, 2002 with respect to the announcement of the Company's second quarter 2002 earnings.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EQUITY ONE, INC.


DATED: JULY 24, 2002                 BY: /s/ CHAIM KATZMAN
                                         ---------------------------------------
                                     NAME: CHAIM KATZMAN
                                     TITLE: CHAIRMAN AND CHIEF EXECUTIVE OFFICER























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